Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 26, 2016 (the “Amendment”) is entered into among Syntel, Inc., a Michigan corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A, as Administrative Agent, L/C Issuer and Swing Line Lender entered into that certain Credit Agreement dated as of September 12, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent, subject to the terms and conditions set forth, desire to amend certain terms of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 8.06(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

(g) the Borrower may redeem or repurchase Equity Interests or make payments on any notes issued in connection with the prior redemption or purchase of any such Equity Interests (if any) from (A) current or former officers, employees and directors of Borrower and its Subsidiaries (or their estates, spouses or former spouses) upon the death, permanent disability, retirement or termination of employment of any such Person or otherwise or (B) other holders of Equity Interests, so long as the purpose of such purchase is to acquire common stock for issuance to officers, employees and directors (or their estates) of Borrower and its Subsidiaries; provided that in all such cases (A) no Default has occurred and is continuing or would otherwise immediately arise therefrom, and (B) the aggregate amount of all cash distributed by the Borrower in respect of all such shares so redeemed or repurchased (including cash distributed to make payments on any notes issued in connection with the prior redemptions or purchases) does not exceed $10,000,000 in any fiscal year of the Borrower, and provided further that Borrower may purchase, redeem or otherwise acquire Equity Interests pursuant to this clause (g) without regard to the restrictions set forth in the first proviso above for consideration consisting of the proceeds of key man life insurance obtained for the purposes described in this clause (g); and

2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3. Miscellaneous.

(a) The Administrative Agent and the Lenders hereby expressly reserve any and all of the rights, powers, privileges and remedies available to the Administrative Agent and the Lenders under the Credit Agreement, the other Loan Documents and applicable Law that have arisen or may arise as a result of any Default or Event of Default, including any such Default or Event of Default that may exist as of the date hereof. No failure to exercise or delay in exercising any right, power, privilege or remedy shall constitute a waiver of any such right, power, privilege or remedy or preclude the Administrative Agent or any Lender from exercising such right, power, privilege or remedy in the future.

(b) The Credit Agreement and the other Loan Documents, and the obligations of the Borrower thereunder, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Guaranty and the other Loan Documents to which it is a party and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Guaranty or the Loan Documents.

(d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement) shall be deemed to include this Amendment.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:	SYNTEL, INC.,
a Michigan corporation

By:
Name:
Title:

GUARANTORS:	SKILLBAY LLC,
a Michigan limited liability company

By:
Name:
Title:

SYNTEL CONSULTING INC.,
a Michigan corporation

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

WELLS FARGO BANK, N.A.,
as a Lender

By:
Name:
Title:

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

BANK OF THE WEST,
as a Lender

By:
Name:
Title: